GUARANTY

As used in this instrument, the term "undersigned" refers to the following listed entity (hereinafter the "Indemnitor"):

American Realty Capital Operating Partnership II, L.P., a Delaware limited partnership

In consideration of the extension of credit by FIRST PLACE BANK ("Lender"), whose mailing address is 724 Boardman Poland Road, Youngstown, Ohio 44512, to ARCDV DGATNIL001, LLC; ARCDV FDWVLMS1, LLC, ARCDV FDGTRMS1, LLC; and ARCDV FDKNSOK001, LLC, each a Delaware limited liability company (individually, a "Borrower" and, collectively, the "Borrowers"), as evidenced by Borrowers' Note ("Note") in the principal amount of One Million Five Hundred Thirty Thousand Dollars ($1,530,000.00) (the "Loan"); a Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing Financing Statement, Mortgage, Assignment of Rents and Leases and Security Agreement or Deed of Trust, Assignment of Rents and Leases and Security Agreement, as the case may be (collectively the "Mortgages") on each of four (4) properties identified as the "Mortgaged Property" in the Note, all of even date herewith (hereinafter collectively referred to as the "Obligations"), and other good and valuable consideration, the receipt of which is acknowledged, the undersigned Indemnitor hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs, fees, expenses, claims, demands, settlements, awards and judgments of any nature or description whatsoever (including, without limitation, legal fees and costs, as well as other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim) incurred, suffered or sustained by Lender resulting from any acts, omissions or alleged acts or omissions arising out of or relating to, or otherwise arising out of or relating to, any one or more of the following items:

(a)          The misapplication, misuse or misappropriation by any Borrower or any affiliated person or entity of insurance proceeds, condemnation awards, lease security and/or other deposits and/or rents;

(b)          Waste committed on any Mortgaged Property or damage to any Mortgaged Property as a result of intentional misconduct or gross negligence or the disposal or removal of all or any material portion of any Mortgaged Property; or

(c)           Fraud, willful misconduct, material misrepresentation or failure to disclose a material fact (including, without limitation, with respect to any such fraud, willful misconduct, material misrepresentation or failure to disclose a material fact in any materials delivered to Lender) by any Borrower, Indemnitor or the applicant under the application for the Loan or by any other person or entity authorized or apparently authorized to make statements or representations on behalf of any Borrower, Indemnitor or the Loan applicant in connection with the Loan application, Loan closing or security of or for the Loan, or otherwise in connection with the Mortgaged Property or the Loan, which liability, notwithstanding any provision in this Section to the contrary, shall be equal to all sums then outstanding pursuant to the Obligations (including, but not limited to, principal and accrued interest) and, to the extent not then outstanding pursuant to the Obligations, any fees, costs, expenses, losses or damages incurred or suffered by Lender (including, but not limited to, legal fees and costs) by reason of such fraud, willful misconduct, material misrepresentation or failure to disclose a material fact.

Notwithstanding anything to the contrary above or otherwise stated in the Obligations, upon the occurrence any of the above referenced items (a) through (c), the Loan shall be fully recourse to Indemnitor and the Lender shall not be deemed to have waived any right which Lender may have under Section 506 (a), 506 (b), 1111(b) or any other provisions of the U.S. Bankruptcy Code as the same may be amended or replaced (the "Code") to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Obligations.

This is a Guaranty of payment and performance and not of collection. Without limiting the foregoing, the undersigned, absolutely, irrevocably and unconditionally indemnifies and saves Lender harmless from and against all liabilities, suits, proceedings, actions, claims, assertions, charges, demands, delays, injuries, expenses (including reasonable attorney fees and disbursements) which are incurred by Lender as a result of any allegation or determination that the Obligations involve a fraudulent conveyance, transfer or obligation under federal or state law.

This is an absolute, irrevocable, unconditional and continuing Guaranty of the Obligations. This Guaranty will extend to and cover renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance, or release by Lender of any other guarantee or any security held by it for any of the Obligations. Notice of acceptance of this Guaranty, notice of extensions of credit to any Borrower from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of Lender to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived. Lender at any time and from time to time, without the consent of the undersigned, may change the manner, place or terms of payment of or interest rates on, or change or extend the time of payment, or renew or alter, any of the Obligations, without impairing or releasing the liabilities of the undersigned hereunder. Lender in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the undersigned, but in no event shall such period be less than fifteen (15) days. Lender need not pursue any of its remedies against said Borrowers, the Mortgaged Property, bank accounts or any other collateral for the Loan before having recourse against the undersigned under this Guaranty. In the event, on account of the Code or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, any Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Obligations, Indemnitor shall nevertheless be fully liable therefor.

The undersigned hereby grants the Lender a security interest in all deposits and account balances and credits of the undersigned or other sums credited by or due from the Lender to the undersigned in the possession of or in transit to Lender, now existing or hereafter arising or coming due (including without limitation certificates of deposit, repurchase agreements and securities in transit), and such amounts and all proceeds thereof may at all times be held and treated as collateral security hereunder ("Collateral"). Further, undersigned agrees at any time at the Lender's request, to sign financing statements, trust receipts, security agreements or other documents deemed by Lender as necessary to evidence, perfect, secure, preserve, protect and/or enforce this Guaranty and existing or additional security interests in the Collateral created in Lender hereunder or otherwise.

To the extent the Obligations are due and payable, and unpaid, and at any time thereafter, Lender shall have all the rights and remedies as against the Collateral of a secured party and further, Lender may apply or set-off such Collateral against the Obligations as the Lender deems appropriate, and/or refuse to honor orders to pay or withdraw the Collateral or sums represented thereby, all at Lender's sole and absolute discretion.

The undersigned is presently informed of the financial condition of the Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment or performance of the Obligations.

If any demand is made at any time upon Lender for the repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and if Lender repays all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the undersigned will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by Lender.

Unless and until Lender shall consent in writing to a modification or payment in full of the obligations, the undersigned shall have no right of subrogation against any Borrower by reason of any payments or acts of performance by the undersigned in compliance with the obligations of the undersigned hereunder. Until such time, the undersigned hereby irrevocably waives all legal and equitable rights to recover from any Borrower any sums paid by the undersigned under the terms of this Guaranty. Undersigned further agrees not to transfer any of its assets without fair and adequate consideration, except as otherwise agreed to in writing by Lender. Transfers of direct interests in the undersigned shall be permitted, which transfers shall not require Lender's consent or the payment of any fee, provided that (i) no default has occurred and is continuing, (ii) at all times the undersigned is controlled by one or more Qualified Equityholders (as defined below), (iii) the undersigned gives Lender copies of all instruments effecting such transfer upon Lender's request, and (iv) the undersigned gives Lender thirty (30) days' advance notice of such transfers. In connection with such transfer, the substitution of a new guarantor shall not require Lender's consent or the payment of any fee, provided that the new guarantor (a) shall have a net worth in excess of $25,000,000, and (b) shall execute a new guaranty in form and substance substantially similar to that delivered to Lender at closing. "Qualified Equityholder" shall mean (i) American Realty Capital Properties, Inc., or (ii) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case under this clause (ii) that such entity (x) has total assets (in name or under management) in excess of $250,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $50,000,000 (in both cases, exclusive of the Mortgaged Property), and (y) is regularly engaged in the business of owning and operating comparable properties in major metropolitan areas, or (iii) any other entity reasonably approved by Lender.

The undersigned agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorney's fees and Lender's legal expenses incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and undersigned shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Undersigned also shall pay all court costs and such additional fees as may be directed by the court.

This Guaranty shall be binding upon the undersigned and the personal representatives, heirs, successors and assigns thereof and inure to the benefit of Lender and its successors and assigns.

The undersigned consents to the release of information on or about the undersigned by Lender in accordance with any court order, law or regulation and in response to credit inquires concerning undersigned. The undersigned recognizes that the Lender may sell and or transfer interests in the Note to one or more participants, purchasers and or special purpose entities formed to participate in asset-backed financing transactions and that all documentation, credit reports, financial statements, appraisals and other data, or copies thereof relevant to the makers of the Note and or the undersigned may be exhibited to and retained by any such participant, purchaser, special purpose entity, prospective participant, prospective purchaser or prospective special purpose entity. Upon sale, transfer or assignment of the above stated Note, Mortgages, and other documents executed in connection with the Note, by Lender to any third party (the "Third Party"), this Guaranty may also be assigned by Lender to the Third Party and the undersigned acknowledges liability under this Guaranty to such Third Party.

This Guaranty may not be changed orally, and no obligation of the undersigned can be released or waived by Lender, except in writing signed by a duly authorized officer of Lender. This Guaranty shall be construed and enforced pursuant to the laws of the state of Ohio.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, THE UNDERSIGNED UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON UNDERSIGNED'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL ALL INDEBTEDNESS NOW OWED OR HEREINAFTER INCURRED BY ANY BORROWER TO LENDER IS PAID IN FULL. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

(signature appears on the following page)

WAIVER OF JURY TRIAL: UNDERSIGNED AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE OBLIGATIONS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. UNDERSIGNED AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Signed this             January                    31    , 2012 in              New York              ,               New York                      .

American Realty Capital Operating Partnership II, L.P., a Delaware limited partnership

By:	/s/ William M. Kahane 0
William M. Kahane, President